Nationwide Life Insurance Company • Nationwide Variable Account-4 • Nationwide Variable Account-7 • Nationwide VLI Separate Account-2 • Nationwide VLI Separate Account-4	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-C • Nationwide VL Separate Account-D

Prospectus supplement dated September 12, 2011 to
BOA Multiple Pay prospectus dated May 1, 2002;
BOA COLI Future (NLAIC), BOA COLI, and Scudder Deutsche PCVUL prospectus dated May 1, 2008;
America's marketFLEX Advisor Annuity, America's marketFLEX Annuity, America's marketFLEX II Annuity,
BOA All American Annuity, Compass All American, BAE Future Corporate FPVUL, BOA COLI Future (NWL),
Future Executive VUL, Marathon CVUL, and Next Generation Corporate FPVUL prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about September 30, 2011, Baring International Investment Limited will no longer be the subadviser for the Nationwide Variable Insurance Trust – NVIT Emerging Markets Fund.  The new subadviser to that fund will be The Boston Company Asset management, LLC.

Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – C

Prospectus supplement dated September 14, 2011 to
Prospectuses dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On June 30, 2011, the Board of Trustees of the Credit Suisse Trust voted to liquidate the Credit Suisse Trust – International Equity Flex III Portfolio effective on or about October 21, 2011.  In connection with these plans of liquidation, effective on or about October 21, 2011, this sub-account of your policy will no longer be available to receive transfers or new premium.

In anticipation of the liquidation, policy owners may transfer policy value from these sub-accounts in accordance with the terms of the policy.

If the liquidation is approved by the shareholders, any policy value allocated to this sub-account as of the close of business on or about October 21, 2011 will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V.  Any systematic programs (such as dollar cost averaging) currently directed to this sub-account on or after October 21, 2011 will be allocated to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V unless and until Nationwide receives other instructions from the policy owner.

After the liquidation, the policy owner may transfer policy value between and among available sub-accounts in accordance with the terms of the policy.